Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending December 31, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)         the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-2AR Notes	2,500,000
A-3AR Notes	2,600,000
B-1AR Notes	14,000,000
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$19,100,000

12.04 (b)         the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$6,942
A-2AR Notes	2,523
A-3AR Notes	206,111
B-1AR Notes	58,800
A-1L Notes	—
A-4AR Notes	130,044
A-5AR Notes	247,800
B-2AR Notes	33,724
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	408,528
B-3AR Notes	102,188
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	134,400
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,331,060

12.04 (c)         the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)         the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,369,444,442

12.04 (e)         the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$1,700,000
A-2AR Notes	—
A-3AR Notes	47,400,000
B-1AR Notes	—
A-1L Notes	55,150,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	110,300,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	160,354,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,425,504,000

12.04 (f)         the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.270%
A-2AR Notes
A-3AR Notes	5.340%
B-1AR Notes
A-1L Notes	5.470%
A-4AR Notes	5.122%
A-5AR Notes	5.340%
B-2AR Notes	5.380%
A-2L Notes	5.400%
A-3L Notes	5.450%
A-6AR Notes	5.300%
B-3AR Notes	5.380%
A-4L Notes	5.400%
A-5L Notes	5.490%
A-6L Notes	5.520%
B-4AR Notes	5.390%
A-7L Notes	5.400%
A-8L Notes	5.500%
A-9L Notes	5.530%
A-10L Notes	5.560%
A-11L Notes	5.600%

12.04 (g)         the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	230,706

12.04 (h)         the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	3,200
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	38,239
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)         the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$14,387,153	4,840,164	19,227,317

Of the total amount recovered above, $1,027,407.65 was in-transit as of 12-31-06, and was received in early January.

12.04 (j)         the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,401	—

Acquisition Fund:

12.04 (k)         the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)         the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$15,272,623

12.04 (m)         the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)         the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)         the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,408	$39,597,754
31 - 60 days	1,996	57,352,108
61 - 90 days	1,180	30,154,204
91 - 120 days	638	16,687,971
Over 120 days	1,020	34,975,073
Claims filed	218	6,177,808
	6,460	$184,944,919

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)         the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$41,402,945	$156,711	$41,559,657
Reserve Fund	19,429,401	91,766	19,521,166
Acquisition Fund	941,822	48,690	990,512
Redemption Fund	4,243	13,434	17,676
Student Loan Receivable	2,369,444,442	45,586,691	2,415,031,133
Total	$2,431,222,852	$45,897,292	$2,477,120,144

Class	Balance	Accrued Interest	Total
A-1AR Notes	$1,700,000	$1,244	$1,701,244
A-2AR Notes	—	—	—
A-3AR Notes	47,400,000	168,744	47,568,744
B-1AR Notes	—	—	—
A-1L Notes	55,150,000	284,911	55,434,911
A-4AR Notes	32,000,000	9,106	32,009,106
A-5AR Notes	60,000,000	178,000	60,178,000
B-2AR Notes	8,000,000	15,542	8,015,542
A-2L Notes	110,300,000	562,530	110,862,530
A-3L Notes	235,000,000	1,209,597	236,209,597
A-6AR Notes	100,000,000	58,889	100,058,889
B-3AR Notes	25,000,000	41,097	25,041,097
A-4L Notes	160,354,000	817,805	161,171,805
A-5L Notes	171,000,000	886,635	171,886,635
A-6L Notes	245,000,000	1,277,267	246,277,267
B-4AR Notes	32,000,000	23,956	32,023,956
A-7L Notes	90,000,000	459,000	90,459,000
A-8L Notes	372,000,000	1,932,333	373,932,333
A-9L Notes	143,000,000	746,857	143,746,857
A-10L Notes	234,000,000	1,228,760	235,228,760
A-11L Notes	303,600,000	1,605,707	305,205,707
	$2,425,504,000	$11,507,981	$2,437,011,981

Value of the Trust Estate:
Student Loans - unpaid principal	$2,369,444,442
Student Loans - accrued interest/special allowance	45,586,691
Funds held on deposit	61,778,410.41
Funds held on deposit - accrued interest	310,600
Total	$2,477,120,144

Unpaid principal balance of Notes Outstanding	$2,425,504,000
Unpaid principal balance of Senior Notes Outstanding	$2,360,504,000

Parity - Notes Outstanding	101.65%
Parity - Senior Notes Outstanding	104.94%

12.04 (q)      the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,521	220,635,233	9.31%
Financed Student Loans in deferment	9,502	391,194,754	16.51%